EXHIBIT 99.1

Accrued Interest Date:                                Collection Period Ending:
25-Sep-03                                                            30-Sep-03

Distribution Date:            BMW VEHICLE OWNER TRUST 2002-A          Period #
                              ------------------------------
27-Oct-03                                                                   17

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

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Balances
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                                                                              Initial        Period End
     Receivables                                                       $1,401,763,032      $647,846,232
     Reserve Account                                                      $14,017,630       $12,956,925
     Yield Supplement Overcollateralization                                $6,397,885        $3,143,509
     Class A-1 Notes                                                     $311,000,000                $0
     Class A-2 Notes                                                     $358,426,000                $0
     Class A-3 Notes                                                     $446,779,000      $365,542,576
     Class A-4 Notes                                                     $251,253,000      $251,253,000
     Class B Notes                                                        $27,907,000       $27,907,000

Current Collection Period
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     Beginning Receivables Outstanding                                   $687,217,942
     Calculation of Total Distribution Amount
        Regular Principal Distributable Amount
           Receipts of Scheduled Principal                                $19,927,410
           Receipts of Pre-Paid Principal                                 $18,659,924
           Liquidation Proceeds                                              $436,812
           Principal Balance Allocable to Gross Charge-offs                  $347,564
        Total Receipts of Principal                                       $39,371,710

        Interest Distribution Amount
           Receipts of Interest                                            $3,233,973
           Servicer Advances                                                       $0
           Reimbursement of Previous Servicer Advances                      ($169,228)
           Accrued Interest on Purchased Receivables                               $0
           Recoveries                                                         $25,851
           Net Investment Earnings                                            $10,828
        Total Receipts of Interest                                         $3,101,424

        Release from Reserve Account                                               $0

     Total Distribution Amount                                            $42,125,570

     Ending Receivables Outstanding                                      $647,846,232

Servicer Advance Amounts
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     Beginning Period Unreimbursed Previous Servicer Advance               $3,069,018
     Current Period Servicer Advance                                               $0
     Current Reimbursement of Previous Servicer Advance                     ($169,228)
     Ending Period Unreimbursed Previous Servicer Advances                 $2,899,790

Collection Account
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     Deposits to Collection Account                                       $42,125,570
     Withdrawals from Collection Account
        Servicing Fees                                                       $572,682
        Class A Noteholder Interest Distribution                           $2,215,540
        First Priority Principal Distribution                                      $0
        Class B Noteholder Interest Distribution                             $112,791
        Regular Principal Distribution                                    $39,210,035
        Reserve Account Deposit                                                    $0
        Unpaid Trustee Fees                                                        $0
        Excess Funds Released to Depositor                                    $14,523
     Total Distributions from Collection Account                          $42,125,570


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
Accrued Interest Date:                                Collection Period Ending:
25-Sep-03                                                            30-Sep-03

Distribution Date:            BMW VEHICLE OWNER TRUST 2002-A          Period #
                              ------------------------------
27-Oct-03                                                                    17
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Excess Funds Released to the Depositor
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        Release from Reserve Account                                         $787,434
        Release from Collection Account                                       $14,523
     Total Excess Funds Released to the Depositor                            $801,957

Note Distribution Account
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     Amount Deposited from the Collection Account                         $41,538,366
     Amount Deposited from the Reserve Account                                     $0
     Amount Paid to Noteholders                                           $41,538,366

Distributions
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     Monthly Principal Distributable Amount                           Current Payment    Ending Balance   Per $1,000       Factor
     Class A-1 Notes                                                               $0                $0        $0.00        0.00%
     Class A-2 Notes                                                               $0                $0        $0.00        0.00%
     Class A-3 Notes                                                      $39,210,035      $365,542,576       $87.76       81.82%
     Class A-4 Notes                                                               $0      $251,253,000        $0.00      100.00%
     Class B Notes                                                                 $0       $27,907,000        $0.00      100.00%

     Interest Distributable Amount                                    Current Payment        Per $1,000
     Class A-1 Notes                                                               $0             $0.00
     Class A-2 Notes                                                               $0             $0.00
     Class A-3 Notes                                                       $1,281,717             $2.87
     Class A-4 Notes                                                         $933,824             $3.72
     Class B Notes                                                           $112,791             $4.04



Carryover Shortfalls
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                                                                             Prior Period         Current
                                                                               Carryover          Payment     Per $1,000
     Class A-1 Interest Carryover Shortfall                                        $0                $0           $0
     Class A-2 Interest Carryover Shortfall                                        $0                $0           $0
     Class A-3 Interest Carryover Shortfall                                        $0                $0           $0
     Class A-4 Interest Carryover Shortfall                                        $0                $0           $0
     Class B Interest Carryover Shortfall                                          $0                $0           $0


Receivables Data
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                                                                     Beginning Period     Ending Period
     Number of Contracts                                                       39,017            37,761
     Weighted Average Remaining Term                                            37.06             36.14
     Weighted Average Annual Percentage Rate                                    6.39%             6.38%

     Delinquencies Aging Profile End of Period                          Dollar Amount        Percentage
        Current                                                          $577,337,279            89.12%
        1-29 days                                                         $58,513,529             9.03%
        30-59 days                                                         $9,708,272             1.50%
        60-89 days                                                         $1,514,130             0.23%
        90-119 days                                                          $389,576             0.06%
        120-149 days                                                         $383,446             0.06%
        Total                                                            $647,846,232           100.00%
        Delinquent Receivables +30 days past due                          $11,995,424             1.85%

Accrued Interest Date:                                Collection Period Ending:
25-Sep-03                                                            30-Sep-03

Distribution Date:            BMW VEHICLE OWNER TRUST 2002-A          Period #
                              ------------------------------
27-Oct-03                                                                   17
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     Write-offs
        Gross Principal Write-Offs for Current Period                        $347,564
        Recoveries for Current Period                                         $25,851
        Net Write-Offs for Current Period                                    $321,713

        Cumulative Realized Losses                                         $4,525,653


     Repossessions                                                      Dollar Amount             Units
        Beginning Period Repossessed Receivables Balance                   $1,387,159                64
        Ending Period Repossessed Receivables Balance                      $1,331,009                62
        Principal Balance of 90+ Day Repossessed Vehicles                    $205,542                 9



Yield Supplement Overcollateralization
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     Beginning Period Required Amount                                      $3,305,185
     Beginning Period Amount                                               $3,305,185
     Ending Period Required Amount                                         $3,143,509
     Current Period Release                                                  $161,675
     Ending Period Amount                                                  $3,143,509
     Next Distribution Date Required Amount                                $2,985,732

Reserve Account
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     Beginning Period Required Amount                                     $13,744,359
     Beginning Period Amount                                              $13,744,359
     Net Investment Earnings                                                  $10,828
     Current Period Deposit                                                        $0
     Current Period Release to Collection Account                                  $0
     Current Period Release to Depositor                                     $787,434
     Ending Period Required Amount                                        $12,956,925
     Ending Period Amount                                                 $12,956,925


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